UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2011

Hines Real Estate Investment Trust, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 3, 2010, Hines Real Estate Investment Trust, Inc. (“Hines REIT”) filed a Current Report on Form 8-K (the "Initial Report") with regard to the disposition of Atrium on Bay on June 1, 2011 by Hines REIT 595 Bay ULC and Hines REIT 595 Bay Trust, subsidiaries of Hines REIT Properties, L.P. (the "Operating Partnership"), which is a subsidiary of Hines REIT. Atrium on Bay is a mixed-use office and retail complex located in the Downtown North submarket of the central business district of Toronto, Canada. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

 (b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is furnished herewith and incorporated by reference.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2011
Unaudited Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2011 and the Years Ended December 31, 2010 and 2009
Notes to the Unaudited Pro Forma Consolidated Financial Statements

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Real Estate Investment Trust, Inc.

June 7, 2011	By:	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Accounting Officer

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Financial Statements

On June 1, 2011, a subsidiary of Hines Real Estate Investment Trust, Inc. ("Hines REIT") sold Atrium on Bay, a mixed-use office and retail complex located in the Downtown North submarket of the central business district of Toronto, Canada to H&R REIT Properties LTD. The net proceeds received from this sale were $128.7 million after transaction costs and local taxes. The buyer is not affiliated with Hines REIT or its affiliates.

The following unaudited pro forma consolidated financial information gives effect to the disposition of Atrium on Bay, including the receipt of proceeds from the sale.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction has been made.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2011
(In thousands)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of Atrium on Bay as of March 31, 2011.  This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2011.  This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed this transaction on March 31, 2011, nor does it purport to represent our future financial position.

	As of March 31, 2011 (a)	Adjustments for Atrium on Bay		Pro Forma
ASSETS
Investment property, at cost:
Buildings and improvements, net	$1,771,191	$(177,735)	(b)	$1,593,456
Land	437,225	(54,385)	(b)	382,840
Total investment property	2,208,416	(232,120)		1,976,296

Investment in unconsolidated entities	369,456	—		369,456
Cash and cash equivalents	58,673	122,407	(c)	181,080
Restricted cash and marketable securities	3,762	—		3,762
Distributions receivable	2,470	—		2,470
Tenant and other receivables	55,031	(3,738)	(b)	51,293
Intangible lease assets, net	208,060	(12,703)	(b)	195,357
Deferred leasing costs, net	110,440	(5,607)	(b)	104,833
Deferred financing costs, net	6,912	(368)	(b)	6,544
Other assets	110,360	(856)	(b)	109,504
TOTAL ASSETS	$3,133,580	$(132,985)		$3,000,595

LIABILITIES AND EQUITY

Liabilities:
Accounts payable and accrued expenses	$76,591	$(4,051)	(b)	$72,540
Due to affiliates	5,854	(187)	(b)	5,667
Intangible lease liabilities, net	68,293	(9,118)	(b)	59,175
Other liabilities	16,761	(3,352)	(b)	13,409
Interest rate swap contracts	80,105	—		80,105
Participation interest liability	77,217	—		77,217
Distributions payable	28,966	—		28,966
Notes payable	1,544,100	(198,312)	(b)	1,345,788
Total liabilities	1,897,887	(215,020)		1,682,867

Commitments and Contingencies	—	—		—

Shareholders' equity:
Preferrred shares	—	—		—
Common shares	224	—		224
Additional paid-in capital	1,572,406	—		1,572,406
Retained deficit	(351,043)	91,173	(d)	(259,870)
Accumulated other comprehensive income	14,106	(9,138)	(d)	4,968
Shareholders' equity	1,235,693	82,035		1,317,728
Noncontrolling interests	—	—		—
Total equity	1,235,693	82,035		1,317,728
TOTAL LIABILITIES AND EQUITY	$3,133,580	$(132,985)		$3,000,595

See notes to unaudited pro forma consolidated balance sheet and notes to unaudited pro forma consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
For the Three Months Ended March 31, 2011
(In thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of Atrium on Bay as of January 1, 2009.  This unaudited Pro Forma Consolidated Statements of Operations should be read in conjunction with our unaudited Pro Forma Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2011.  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2009, nor does it purport to represent our future operations.

	Three Months Ended March 31, 2011 (a)	Adjustments for Atrium on Bay (b)	Pro Forma
Revenues:
Rental revenue	$73,794	$(10,301)	$63,493
Other revenue	6,753	(1,340)	5,413
Total revenues	80,547	(11,641)	68,906

Expenses:
Property operating expenses	22,339	(3,018)	19,321
Real property taxes	11,505	(2,575)	8,930
Property management fees	1,834	(281)	1,553
Depreciation and amortization	25,680	(2,273)	23,407
Asset management and acquisition fees	7,643	—	7,643
General and administrative expenses	1,610	—	1,610
Total expenses	70,611	(8,147)	62,464
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	9,936	(3,494)	6,442
Gain on derivative instruments, net	5,196	—	5,196
Interest expense	(22,527)	2,635	(19,892)
Interest income	69	(17)	52
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	(7,326)	(876)	(8,202)
Provision for income taxes	(130)	—	(130)
Equity in losses of unconsolidated entities, net	(1,826)	—	(1,826)
Loss from continuing operations	$(9,282)	(876)	(10,158)
Loss from continuing operations per common share	$(0.04)		$(0.05)
Weighted average number common shares outstanding	223,814		223,814

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2010
(In thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of Atrium on Bay as of January 1, 2009.  These unaudited Pro Forma Consolidated Statements of Operations should be read in conjunction with our unaudited Pro Forma Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2010.  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2009, nor does it purport to represent our future operations.

	Year Ended December 31, 2010 (a)	Adjustments for Atrium on Bay (b)	Pro Forma
Revenues:
Rental revenue	$305,651	$(38,483)	$267,168
Other revenue	28,820	(5,443)	23,377
Total revenues	334,471	(43,926)	290,545

Expenses:
Property operating expenses	91,737	(11,715)	80,022
Real property taxes	41,238	(9,154)	32,084
Property management fees	7,482	(1,072)	6,410
Depreciation and amortization	110,661	(8,649)	102,012
Asset management and acquisition fees	30,544	—	30,544
General and administrative expenses	6,925	—	6,925
Other losses	802	—	802
Total expenses	289,389	(30,590)	258,799
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	45,082	(13,336)	31,746
Loss on derivative instruments, net	(18,525)	—	(18,525)
Interest expense	(90,992)	10,103	(80,889)
Interest income	297	(27)	270
Loss before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	(64,138)	(3,260)	(67,398)
Provision for income taxes	(367)	(176)	(543)
Equity in losses of unconsolidated entities, net	5,513	—	5,513
Loss from continuing operations	$(58,992)	$(3,436)	$(62,428)
Loss from continuing operations per common share	$(0.27)		$(0.28)
Weighted average number common shares outstanding	220,896		220,896

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2009
(In thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of Atrium on Bay as of January 1, 2009.  This unaudited Pro Forma Consolidated Statements of Operations should be read in conjunction with our unaudited Pro Forma Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2009.  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2009, nor does it purport to represent our future operations.

	Year Ended December 31, 2009 (a)	Adjustments for Atrium on Bay (b)	Pro Forma
Revenues:
Rental revenue	$327,443	$(34,166)	$293,277
Other revenue	27,781	(4,166)	23,615
Total revenues	355,224	(38,332)	316,892

Expenses:
Property operating expenses	92,624	(9,921)	82,703
Real property taxes	45,491	(8,226)	37,265
Property management fees	7,899	(907)	6,992
Depreciation and amortization	119,729	(8,474)	111,255
Asset management and acquisition fees	27,984	—	27,984
General and administrative expenses	6,108	—	6,108
Other losses	3,441	—	3,441
Total expenses	303,276	(27,528)	275,748
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	51,948	(10,804)	41,144
Gain on derivative instruments, net	49,297	—	49,297
Interest expense	(91,538)	9,167	(82,371)
Interest income	426	(25)	401
Income before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	10,133	(1,662)	8,471
Provision for income taxes	(526)	(24)	(550)
Equity in losses of unconsolidated entities, net	(8,777)	—	(8,777)
Income (loss) from continuing operations	$830	$(1,686)	$(856)
Income (loss) from continuing operations per common share	$0.00		$0.00
Weighted average number common shares outstanding	207,807		207,807

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

 Hines Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2011

a.	Reflects the Company's historical consolidated balance sheet as of March 31, 2011.

b.	Reflects the Company's disposition of Atrium on Bay. Amounts represent the necessary adjustments to remove the assets and liabilities associated with Atrium on Bay.

c.	Reflects the proceeds received from the sale of Atrium on Bay ($128.7 million) less any cash on hand as of March 31, 2011.

d.	Reflects the adjustments related to the disposition of Atrium on Bay and the gain on sale.

Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2011

a.	Reflects the Company's historical consolidated statement of operations for the three months ended March 31, 2011.

b.
Reflects the Company's disposition of Atrium on Bay. Amount represents the necessary adjustments to remove the historical revenues and expenses of Atrium on Bay, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Atrium on Bay. Such adjustments exclude the effect of the gain on sale as this represents a non-recurring transaction.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010

a.	Reflects the Company's historical consolidated statement of operations for the year ended December 31, 2010.

b.
Reflects the Company's disposition of Atrium on Bay. Amount represents the necessary adjustments to remove the historical revenues and expenses of Atrium on Bay, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense, interest income and income taxes associated with Atrium on Bay. Such adjustments exclude the effect of the gain on sale as this represents a non-recurring transaction.

 Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009

a.	Reflects the Company's historical consolidated statement of operations for the year ended December 31, 2009.

b.
Reflects the Company's disposition of Atrium on Bay. Amount represents the necessary adjustments to remove the historical revenues and expenses of Atrium on Bay, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense, interest income and income taxes associated with Atrium on Bay. Such adjustments exclude the effect of the gain on sale as this represents a non-recurring transaction.